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                                                                    EXHIBIT 10.1

[BANK OF AMERICA LOGO]

                                                          AMENDMENT TO DOCUMENTS
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                  SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT

This Second Amendment to Business Loan Agreement is entered into as of January 28, 2000, among Bank of America, N.A. ("Bank") and OYO Geospace Corporation ("Borrower").

                                   RECITALS
                                   --------

A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement dated June 26, 1998, and amended on March 18, 1999 (collectively the "Agreement"); and

B. WHEREAS, Borrower and Bank desire to amend certain terms and provisions of said Agreement as more specifically hereinafter set forth.

                                    AGREED
                                    ------

NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower mutually agree to amend said agreement as follows:

1. In Paragraph 1.2 (AVAILABILITY) of the Agreement the Date "October 1, 2001" is substituted for the date "June 30, 2000".

2. Section 1.6 (OFFSHORE RATE) is amended by substituting the following table for the table that follows the first paragraph of that section, effective for interest rate elections made on or after July 1, 2000;

         FUNDED DEBT TO EBITDA                                 PERCENTAGE AMOUNT
         Less than or equal to 1.00:1.00                              1.25%
         Greater than 1.00:1.00 but less than 1.50:100                1.875%
         Greater than 1.50:100                                        2.50%

3. Section 5.5 (GUARANTIES) of the Business Loan Agreement is hereby amended by deleting Houston Geophysical Products, Inc. and substituting with Geospace Engineering Resources, Inc.

This Amendment will become effective as of the date first written above, provided that each of the following conditions precedent have been satisfied in a manner satisfactory to Bank:

  The Bank has received from the Borrower a duly executed original of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent").

Except as provided in this Amendment, all of the terms and provisions of the Agreement and the documents executed in connection therewith shall remain in full force and effect. All references in such other documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby.

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THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BANK OF AMERICA, N.A.

By:  /s/ George M. Smith
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George M. Smith, Senior Vice President


OYO GEOSPACE CORPORATION

By:  /s/ Thomas T. McEntire
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Thomas T. McEntire, Chief Financial Officer